SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 2


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 31, 2000

                          LIGHTTOUCH VEIN & LASER, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                         0-29301                87-0575118
(State or other jurisdiction of       (Commission             (IRS Employer
      incorporation)                  File Number)          Identification No.)



                  10663 MONTGOMERY ROAD, CINCINNATI, OHIO 45242
               (Address of principal executive offices) (Zip Code)

                                 (513) 891-8346
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 31, 2000, the registrant consummated the acquisition of assets pursuant to the terms of an Asset Purchase Agreement with Harley F. Freiberger, M.D., dba the Charleston Dermatology and Cosmetic Surgery Center. The registrant proposes to use the purchased assets and the services of Dr. Freiberger in its center located in Charleston, South Carolina, known as LightTouch Vein & Laser of South Carolina, Inc. (LightTouch-South Carolina).

         The purchase price of the assets was $700,000 in the form of a promissory note and the assumption of approximately $90,000 in liabilities. The note and the assumed liabilities are expected to be paid from cash flow generated by the operations of LightTouch-South Carolina.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Filed herewith

         (b)      Pro forma financial information:  Filed herewith

         (c)      Exhibits:

REGULATION                                                                         CONSECUTIVE
S-K NUMBER            DOCUMENT                                                     PAGE NUMBER

        2.1           Asset Purchase Agreement dated March 29, 2000                         N/A
                      (1) <F1>

       10.1           Promissory Note dated March 29, 2000 (1)<F1>                          N/A

       10.2           National Medical Director Agreement with Harley                       N/A
                      F. Freiberger, M.D. dated March 29, 2000 (1) <F1>


                                        2

       10.3           South Carolina Medical Director And Administra                        N/A
                      tive Services Agreement dated March 29, 2000 (1) <F1>

------------------

(1)<F1>  Filed as exhibits to Amendment No. 1 to this Form 8-K.


ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIGHTTOUCH VEIN & LASER, INC.



May 31, 2000                             By: /S/ GREGORY F. MARTINI
                                            ------------------------------------
                                            Gregory F. Martini, President

                       CHARLESTON DERMATOLOGY AND COSMETIC
                                 SURGERY CENTER

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

                        WITH INDEPENDENT AUDITORS' REPORT

                       CHARLESTON DERMATOLOGY AND COSMETIC
                                 SURGERY CENTER

                                TABLE OF CONTENTS

                                                                                                              PAGE
Independent Auditors' Report                                                                                     6

Financial Statements:

     Balance Sheets                                                                                          7 - 8

     Statements of Operations and Proprietor's Capital (Deficit)                                                 9

     Statements of Cash Flows                                                                                   10

     Notes to Financial Statements                                                                           11-14



                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholder
Charleston Dermatology and Cosmetic Surgery Center:

We have audited the accompanying balance sheets of Charleston Dermatology and Cosmetic Surgery Center (a Proprietorship) as of December 31, 1999 and 1998, and the related statements of operations, and proprietor's capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charleston Dermatology and Cosmetic Surgery Center as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.



/S/ CLARK, SCHAEFER, HACKETT & CO.

Cincinnati, Ohio
May 15, 2000

                      CHARLESTON DERMATOLOGY AND COSMETIC
                                 SURGERY CENTER

                                 Balance Sheets

                           December 31, 1999 and 1998

                                     ASSETS

                                                                  1999           1998
                                                                  ----           ----

Current assets:
        Cash                                                    $    -            7,077
        Accounts receivable - trade, less
                allowance for doubtful accounts of $10,000        75,342        110,580
                                                                ---------      ---------
                                                                  75,342        117,657
                                                                ---------      ---------
Property and equipment:
        Leasehold improvements                                    49,572         34,197
        Office furniture and equipment                           260,541        154,098
                                                                ---------      ---------
                                                                 310,113        188,295
        Less accumulated depreciation                            209,092        165,913
                                                                ---------      ---------
                                                                 101,021         22,382
                                                                ---------      ---------

Other assets:
        Deposits                                                   3,516          2,600
                                                                ---------      ---------
                                                                   3,516          2,600
                                                                ---------      ---------
                                                                $179,879        142,639
                                                                =========      =========



See accompanying notes to financial statements.

                 LIABILITIES AND PROPRIETOR'S CAPITAL (DEFICIT)

                                                                  1999           1998
                                                                  ----           ----
Current liabilities:
        Current portion of capital lease obligation             $  2,600            -
        Accounts payable - trade                                  77,845         71,040
        Bank overdraft                                               688            -
        Accrued expenses                                           1,035            -
        Bankruptcy obligations and accrued interest              126,752        149,479
                                                                ---------      ---------
                                                                 208,920        220,519
                                                                ---------      ---------
Capital lease obligation, less current portion                    17,400            -
                                                                ---------      ---------
Commitments and contingencies

Proprietor's capital (deficit)                                   (46,441)       (77,880)
                                                                ---------      ---------





                                                                $179,879        142,639
                                                                =========      =========

                      CHARLESTON DERMATOLOGY AND COSMETIC
                                 SURGERY CENTER
          Statements of Operations and Proprietor's Capital (Deficit)

                     Years Ended December 31, 1999 and 1998

                                                                    1999          1998
                                                                    ----          ----
Net sales:
        Cosmetic laser services                                 $ 1,269,673       886,078

Cost of sales                                                       243,852       187,030

General and administrative                                          685,437       683,235
                                                                ------------     ---------
        Income from operations                                      340,384        15,813

Other income (expense):
        Interest expense                                            (17,949)      (13,717)
        Other income                                                  5,814           -
                                                                ------------     ---------
                                                                    (12,135)      (13,717)
                                                                ------------     ---------
                Net income                                          328,249         2,096

Proprietor's capital (deficit) - beginning of year                  (77,880)       68,749

Distributions to owner                                             (296,810)     (148,725)
                                                                ------------     ---------
Proprietor's capital (deficit) - end of year                    $   (46,441)      (77,880)
                                                                ============     =========








See accompanying notes to financial statements.

                      CHARLESTON DERMATOLOGY AND COSMETIC
                                 SURGERY CENTER

                            Statements of Cash Flows

                     Years Ended December 31, 1999 and 1998

                                                                                  1999            1998
                                                                                  ----            ----
Cash flows from operating activities:
        Net income                                                             $ 328,249           2,096
        Depreciation                                                              43,179          23,668
        Amortization                                                                 -             2,170
        Effect of change in operating assets and liabilities:
                Accounts receivable                                               35,238         (31,053)
                Other assets                                                        (916)           (600)
                Accounts payable and accrued expenses                            (14,887)        169,161
                                                                               ----------      ----------
                                Net cash provided by operating activities        390,863         165,442

Cash flows from investing activities:
        Capital expenditures                                                    (101,818)        (22,267)
                                                                               ----------      ----------
                                Net cash used by investing activities           (101,818)        (22,267)
                                                                               ----------      ----------
Cash flows from financing activities:
        Bank overdraft                                                               688             -
        Distributions to proprietor                                             (296,810)       (148,725)
                                                                               ----------      ----------
                                Net cash used by financing activities           (296,122)       (148,725)
                                                                               ----------      ----------
Net decrease in cash                                                              (7,077)         (5,550)

Cash - beginning of period                                                         7,077          12,627
                                                                               ----------      ----------
Cash - end of period                                                           $     -             7,077
                                                                               ==========      ==========


Supplemental disclosure of non-cash activities:
        Cash paid during the period for:
                Interest                                                       $  17,949          13,717
                                                                               ==========      ==========
        Assets acquired under capital lease                                    $  20,000             -
                                                                               ==========      ==========






See accompanying notes to financial statements.

                       CHARLESTON DERMATOLOGY AND COSMETIC
                                 SURGERY CENTER

                          Notes to Financial Statements

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The  following  principles  and practices of the Company are set forth to
       facilitate  the   understanding   of  data  presented  in  the  financial
       statements.

              DESCRIPTION OF BUSINESS

              The Company is a sole proprietorship whose principal business is the performance of aesthetic cosmetic laser services in the Greater Charleston, South Carolina area.

              ACCOUNTS RECEIVABLE

              The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited. An allowance for doubtful accounts has been established at December 31, 1999 and 1998.

              PROPERTY AND DEPRECIATION

              Property and equipment is recorded at cost. Depreciation is provided in amounts sufficient to allocate the cost of depreciable assets to operations over their estimated service lives, primarily 5-7 years, using accelerated methods.

              REVENUES

              Revenues for cosmetic surgery procedures are recognized when the services are performed.

              INCOME TAXES

              The Company is a proprietorship for income tax purposes. Income and losses from the proprietorship are reported in the proprietor's personal income tax returns. Accordingly, no income taxes have been recorded in these financial statements.

              USE OF ESTIMATES

              The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     RETIREMENT PLAN:

       The Company maintains a profit sharing plan covering substantially all employees who meet certain age and eligibility requirements. Company contributions are discretionary. There were no contributions made in 1999 or 1998.

3.     COMMITMENTS AND CONTINGENCIES:

              OPERATING LEASES

              The Company leases certain equipment and its office facility under noncancelable operating leases. Estimated future minimum lease payments as of December 31, 1999 are as follows:

                         2000                     $ 93,990
                         2001                       89,788
                         2002                       85,659
                         2003                       88,229
                         2004                       90,875
                         Thereafter                 93,602
                                                  --------
                                                  $542,143
                                                  ========

              In the regular course of business, the Company enters into agreements whereby it leases equipment under month-to-month leases or of similar short duration.

              Approximately 96% of the commitment as of December 31, 1999 is for the lease of real property.

              The lease agreements are secured by the personal guarantee of the sole proprietor of the Company.

              Lease  expense  charged  against   operations  was   approximately
              $119,000  in 1999  and  $121,000  in  1998.

              CAPITAL LEASE OBLIGATION

              The Company leases certain equipment under an agreement accounted for as a capital lease. At December 31, 1999, property and equipment included capital lease equipment with a cost of $20,000 and accumulated depreciation of $4,000. Future minimum lease payments due after one year are as follows at December 31, 1999:


                          2000                          $ 5,498
                          2001                            5,498
                          2002                            5,498
                          2003                            5,498
                          2004                            5,500
                                                        -------
                                                         27,492
                 Less amounts representing interest       7,492
                                                        -------
                                                        $20,000
                 Current portion                          2,600
                                                        -------
                 Long-term portion                      $17,400
                                                        =======


              LEGAL PROCEEDINGS

              From time to time, the company becomes involved in various claims and lawsuits that are incidental to its business. In the opinion of the Company's management, there are no material legal proceedings pending against the Company at December 31, 1999 or 1998.

              PROFIT SHARING PLAN

              The Company has been deficient in the timely filing of annual tax returns with respect to its profit sharing plan for the years 1996
              - 1998. In May 2000, the Company filed all past due returns. It is reasonably possible that the Company could be liable for penalties for failure to file timely tax returns in their fiduciary role as sponsor. The amount, if any, of the penalties cannot be determined at this time.

4.     SALE OF BUSINESS

       In March 2000, the sole proprietor of the Company agreed to sell substantially all of the assets of the proprietorship to LightTouch Vein & Laser in exchange for a note receivable and the assumption of certain liabilities.

5.     SIGNIFICANT ESTIMATE

       In December 1997, the sole proprietor of the Company declared Chapter 11 bankruptcy. The Company, as a proprietorship, was included as part of the filing. The Bankruptcy Court certified various federal and state income tax deficiencies that included both personal and Company related tax liabilities. An estimate of the proprietorship portion of the liability, representing payroll tax withholdings, was accrued at December 31, 1997. The balance accrued as of December 31, 1999 and 1998 reflect these initial estimates, less payments made subsequent to the bankruptcy filing, plus estimated penalties and interest accrued through 1999 and 1998, respectively. Interest will continue to accrue until the obligation is settled. It is reasonably possible that this estimate will change in the near term.

                  LIGHTTOUCH VEIN & LASER, INC. AND SUBSIDIARY

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

                      MARCH 31, 2000 AND DECEMBER 31, 1999

                                      WITH

                         ACCOUNTANTS' COMPILATION REPORT

                  LIGHTTOUCH VEIN & LASER, INC. AND SUBSIDIARY

                                TABLE OF CONTENTS



                                                                         PAGE

Accountants' Compilation Report                                           17

Pro Forma Combined Condensed Financial Statements:

         Balance Sheet                                                    19

         Statements of Operations                                      20-21

Summary of Significant Assumptions                                     22-25

Board of Directors and Shareholders
LightTouch Vein & Laser, Inc. and Subsidiary:

We have compiled the accompanying pro forma combined balance sheet of LightTouch Vein & Laser, Inc. and Subsidiary as of March 31, 2000, and the related combined statements of operations for the three months ended March 31, 2000 and the year ended December 31, 1999.

In March 2000 LightTouch Vein & Laser, Inc. purchased substantially all of the assets of Charleston Dermatology and Cosmetic Surgery Center (a proprietorship) for $700,000, financed by the Seller with a note. The Company also entered into a National Medical Director Agreement with the Seller.

The accompanying pro forma combined balance sheet as of March 31, 2000 and the pro forma statements of operations of the Company for the year ended December 31, 1999 and three-month period ended March 31, 2000 have been prepared to illustrate the estimated effect of the Charleston transaction. The pro forma financial statements do not reflect any anticipated cost savings from the Charleston transaction, or any synergies that are anticipated to result from the Charleston transaction, and there can be no assurance that any such cost savings or synergies will occur.

The pro forma balance sheet gives pro forma effect to the Charleston transaction as if it had occurred on March 31, 2000. The pro forma statement of operations gives effect to the Charleston transaction as it had occurred on January 1, 1999. The pro forma financial statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma financial statements should be read in conjunction with the separate historical financial statements of LightTouch Vein & Laser and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere.

The preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial statements based on available information. The actual allocation of the purchase price and the resulting effect on income may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

A compilation is limited to presenting in the form of pro forma financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the pro forma transactions. We have not examined or reviewed the accompanying pro forma financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all disclosures and the statement of cash flows required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.



/S/ CLARK, SCHAEFER, HACKETT & CO.

Cincinnati, Ohio
May 31, 2000

                          LIGHTTOUCH VEIN & LASER, INC.

                   Unaudited Pro Forma Combined Balance Sheets

                                 March 31, 2000

                                     ASSETS

                                                                               LightTouch Vein
                                                          LightTouch Vein     & Laser of South        Pro Forma         Pro Forma
                                                           & Laser, Inc.        Carolina, Inc.       Adjustments         Combined
                                                          ---------------     ----------------       -----------        ---------
Current assets:
    Cash                                                   $    66,630               16,559              (16,559)(a)        66,630
    Accounts receivable - trade                                 29,845               69,125                  -              98,970
    Prepaid expenses                                             6,748                  -                    -               6,748
                                                           ------------         ------------         ------------      ------------
         Total current assets                                  103,223               85,684              (16,559)          172,348

Property and equipment - net                                   190,520              123,492              278,037 (a)       592,049

Other assets:
    Intangible assets - net                                     18,750                  -                227,222 (a)       245,972
    Deposits and other                                           3,148                3,516                  -               6,664
                                                           ------------         ------------         ------------      ------------
                                                                21,898                3,516              227,222           252,636
                                                           ------------         ------------         ------------      ------------
                                                           $   315,641              212,692              488,700         1,017,033
                                                           ============         ============         ============      ============

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
    Accounts payable                                       $   103,476               92,102                  -             195,578
    Other current liabilities                                  115,357                8,981               (8,981)          115,357
    Capital lease obligation - current portion                  30,888                2,000                  -              32,888
                                                           ------------         ------------         ------------      ------------
         Total current liabilities                             249,721              103,083               (8,981)          343,823
                                                           ------------         ------------         ------------      ------------
Long-term liabilities:
    Long-term debt                                                 -                    -                590,747 (b)       590,747
    Capital lease obligation, less current portion              66,209               16,543                  -              82,752
    Tax obligation and accrued interest                            -                111,803             (111,803)(a)           -
                                                           ------------         ------------         ------------      ------------
         Total long-term liabilities                            66,209              128,346              478,944           673,499
                                                           ------------         ------------         ------------      ------------
Shareholders' equity (deficit):
    Common stock, $.001 par value,
       100,000,000, share authorized;
       7,500,000 shares issued and outstanding                   7,500                  -                    -               7,500
    Preferred stock, $.001 par value,
       25,000,000 shares authorized;
       no shares issued or outstanding                             -                    -                    -                 -
    Additional paid-in capital                                 904,500                  -                    -             904,500
    Note receivable exchanged for
       common stock                                            (96,238)                 -                    -             (96,238)
    Accumulated deficit                                       (816,051)             (18,737)              18,737 (c)      (816,051)
                                                           ------------         ------------         ------------      ------------
                                                                  (289)             (18,737)              18,737              (289)
                                                           ------------         ------------         ------------      ------------
                                                           $   315,641              212,692              488,700         1,017,033
                                                           ============         ============         ============      ============

 See summary of significant assumptions.

                         LIGHTTOUCH VEIN & LASER, INC.

              Unaudited Pro Forma Combined Statements of Operations

                        Three Months Ended March 31, 2000


                                                                               LightTouch Vein
                                                          LightTouch Vein     & Laser of South        Pro Forma         Pro Forma
                                                           & Laser, Inc.        Carolina, Inc.       Adjustments         Combined
                                                          ---------------     ----------------       -----------        ---------
Net sales:
    Cosmetic laser services                                $   550,766              315,772                  -             866,538
    Laser sales and service                                     87,642                  -                    -              87,642
                                                           ------------         ------------         ------------      ------------
                                                               638,408              315,772                  -             954,180

Cost of sales                                                  324,831               85,450                  -             410,281

General and administrative                                     330,427              180,778               25,896 (a)       537,101
                                                           ------------         ------------         ------------      ------------
         Income (loss) from operations                         (16,850)              49,544              (25,896)            6,798

Other income (expense) - net                                    34,122                  -                    -              34,122

Interest expense                                                (1,877)                 -                (11,849)(b)       (13,726)
                                                           ------------         ------------         ------------      ------------
         Income (loss) before provision
            for income tax                                      15,395               49,544              (37,745)           27,194

Provision for income tax                                           -                    -                    -                 -
                                                           ------------         ------------         ------------      ------------
         Net income (loss)                                 $    15,395               49,544              (37,745)           27,194
                                                           ============         ============         ============
Pro forma adjustment to compensation expense:
         Officer/doctor salary                                                                                             (43,750)
         Related income taxes                                                                                                  -
                                                                                                                       ------------
Pro forma net loss after increase in salary                                                                            $   (16,556)
                                                                                                                       ============
Earnings per common share - net income:

         Basic                                                                                                         $       0.00
                                                                                                                       ============
         Diluted                                                                                                       $       0.00
                                                                                                                       ============

Earnings per common share - after pro forma adjustment:

         Basic                                                                                                         $      (0.00)
                                                                                                                       ============
         Diluted                                                                                                       $      (0.00)
                                                                                                                       ============


 See summary of significant assumptions.

                          LIGHTTOUCH VEIN & LASER, INC.

              Unaudited Pro Forma Combined Statements of Operations

                          Year Ended December 31, 1999


                                                                               LightTouch Vein
                                                          LightTouch Vein     & Laser of South        Pro Forma         Pro Forma
                                                           & Laser, Inc.        Carolina, Inc.       Adjustments         Combined
                                                          ---------------     ----------------       -----------        ---------
Net sales:
    Cosmetic laser services                                $ 1,982,113            1,269,673                  -           3,251,786
    Laser sales and service                                    407,847                  -                    -             407,847
                                                           ------------         ------------         ------------      ------------
                                                             2,389,960            1,269,673                  -           3,659,633

Cost of sales                                                1,644,122              243,852                  -           1,887,974

General and administrative                                   1,023,599              685,437               60,406 (a)     1,769,442
                                                           ------------         ------------         ------------      ------------
         Income (loss) from operations                        (277,761)             340,384              (60,406)            2,217

Other income (expense) - net                                     8,080                5,814                  -              13,894

Interest expense                                               (81,596)             (17,949)             (61,859)(b)      (161,404)
                                                           ------------         ------------         ------------      ------------
         Income (loss) before provision
            for income tax                                    (351,277)             328,249             (122,265)         (145,293)

Provision for income tax                                           -                    -                    -                 -
                                                           ------------         ------------         ------------      ------------
         Net income (loss)                                 $  (351,277)             328,249             (122,265)         (145,293)
                                                           ============         ============         ============
Pro forma adjustment to compensation expense:
     Officer/doctor salary                                                                                                (175,000)
     Related income taxes                                                                                                      -
                                                                                                                       ------------
Pro forma net loss after increase in salary                                                                            $  (320,293)
                                                                                                                       ============
Earnings per common share - net loss:

         Basic                                                                                                         $     (0.02)
                                                                                                                       ============
         Diluted                                                                                                       $     (0.02)
                                                                                                                       ============
Earnings (loss) per common share - after pro forma adjustment:

         Basic                                                                                                         $     (0.05)
                                                                                                                       ============
         Diluted                                                                                                       $     (0.05)
                                                                                                                       ============



See summary of significant assumptions.



                          LIGHTTOUCH VEIN & LASER, INC.

                       Summary of Significant Assumptions


1.       DESCRIPTION OF TRANSACTION

         On March 29, 2000, LightTouch Vein & Laser, Inc. (the Company), through its wholly-owned subsidiary LightTouch Vein & Laser of South Carolina, Inc. (LTVLSC), acquired substantially all of the assets, and assumed certain liabilities, of a cosmetic surgery center known as Charleston Dermatology and Cosmetic Surgery Center.

         The aggregate purchase price of the assets is $700,000, which consists of a promissory note payable to the seller in the sum of $700,000, secured by said assets. The note is payable in two (2) installments of principal, without interest. If the business maintains a cash flow of not less than $400,000 for the period beginning April 1, 2000 and ending March 31, 2001, the Company shall pay the seller principal as follows: (i) the first installment of principal in the amount of $200,000 on or before twelve (12) months from the closing date; and
         (ii) the second installment of principal in the amount of $500,000 on or before the date which is twenty-four (24) months from the closing date. If the cash flow for the above stated period is less than $400,000, then the principal repayment dates under the note shall automatically be extended for successive twelve (12) and twenty-four
         (24) month periods, without interest, until the required cash flow is attained with a fiscal year.

         LTVLSC entered into an employment contract with Harley F. Freiberger, M.D. (Seller), as Medical Director on March 29, 2000. Seller shall earn and is entitled to receive all of the first $40,000 of the cash flow received by LTVLSC each and every month for the first twenty-four (24) months, or for such longer period if the promissory note as not been paid in full. All of the cash flow received by LTVLSC above $40,000 per month up to $55,000 per month during such period shall be retained by LTVLSC. LTVLSC and the Seller on a 50/50 basis shall share cash flow in excess of $55,000 per month. After the initial twenty-four (24) month period, or such longer period as noted above, the Seller shall be paid a guaranteed minimum annual salary of $175,000, plus 50% of all of the cash flow of LTVLSC for a term and with additional benefits to be determined by LTVLSC and the Seller.

         The Pro Forma financial statements only reflect the guaranteed minimum salary of $175,000 and do not reflect payments of any contingent cash flow. If the operations of LTVLSC achieve certain levels of cash flow, it is possible that compensation in excess of $175,000 per year would be paid under the employment agreement.

         Simultaneously, the Company entered into a National Medical Director Agreement with the Seller to serve as the National Medical Director on behalf of the Company and all of its Centers. As compensation for the performance as Medical Director, the Company transferred 447,205 shares of its common stock having a value of $1,800,000 based upon the average closing price of the Company's common shares for the five trading days immediately prior to March 29, 2000. In addition, the Company transferred 124,224 shares of its common stock to the Seller, having a value of $500,000, as a bonus for entering into this agreement and agreeing to perform the duties of National Medical Director. Both awards of stock vest over the year ended April 1, 2001.

         The National  Medical  Agreement  shall continue for a period of twelve
         (12)  months  ending  on  April  1,  2001  unless  sooner   terminated.
         Thereafter, the agreement automatically continues in effect for additional terms of five (5) years each, unless either party notifies the other, not less than six (6) months or more than twelve (12) months, of its intent to terminate the agreement.

         The Pro Forma financial statements do not reflect the expense associated with the approximately $2,300,000 of compensation noted above for the performance of duties as a National Medical Director. These duties do not directly relate to activities of historical operations, but instead relate to future development activities of the Company.

         Immediately   upon   consummation   of  the   transaction,   Charleston
         Dermatology and Cosmetic Surgery Center will do business as LightTouch Vein & Laser of South Carolina, Inc.

2.       BASIS OF PRESENTATION

         The accompanying pro forma combined statements of operations are presented for the year ended December 31, 1999 and the interim quarter ended March 31, 2000. It is based upon historical results of the combining entities, LightTouch Vein & Laser, Inc. and Charleston Dermatology and Cosmetic Surgery Center for the twelve months ending December 31, 1999 and the three months ending March 31, 2000. It has been computed assuming the transaction was consummated at the beginning of each period presented, and includes all adjustments which give effect to events that are directly attributable to the transaction, are factually supportable, and are expected to have a continuing impact on the Company.

         The pro forma combined balance sheet is presented as of March 31, 2000. It is based upon the historical financial position of the combining entities at the respective dates. It has been computed assuming the transaction was consummated on March 31, 2000 and includes adjustments that give effect to events that are directly attributable to the transaction and are factually supportable.

3.       BALANCE SHEET ADJUSTMENTS

(a) The estimated purchase price and preliminary adjustments to historical book value of LightTouch Vein & Laser of South Carolina, Inc. as a result of the Charleston Dermatology and Cosmetic Surgery Center transactions is as follows:

                  Purchase price:
                      Estimated value of note payable issued                        $ 590,747
                      Book value of assets acquired                                   (85,488)
                                                                                    ----------
                      Purchase price in excess of net assets acquired               $ 505,259
                                                                                    ==========

                  Preliminary allocation of purchase price in excess of net assets acquired:

                      Increase in property and equipment to
                          estimated fair value                                      $ 278,037
                      Estimated goodwill                                               27,222
                      Estimated value of patient lists                                200,000
                                                                                    ----------
                      Purchase price in excess of net assets acquired               $ 505,259
                                                                                    ==========

(b)           Reflects the source of funds for the Charleston transaction as follows:

                  Note payable to Seller, without interest                          $ 700,000
                  Discount to present value @ 10%                                    (109,253)
                                                                                    ----------
                                                                                    $ 590,747
                                                                                    ==========
(c)           The adjustment to retained  earnings as a result of the Charleston transaction is as follows:

                  Retained earnings:
                      Elimination of Charleston pre-business
                          accumulated deficit                                       $  18,737
                                                                                    ==========

4.       STATEMENT OF OPERATIONS ADJUSTMENTS

         (a) The acquisition of Charleston was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of Charleston based upon their respective fair values as of the closing date based upon valuations and other studies that are not yet finalized. The actual allocation of the purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. The following presents the effect of the purchase adjustments and adjustments to reflect adoption of the Company's accounting policies on the Pro Forma Statement of Operations:

                                              Year Ended              Three Months Ended
                                           December 31, 1999            March 31, 2000
                                           -----------------          ------------------
                                                 G & A                       G & A
              Depreciation                      $18,591                     $15,442
              Amortization of intangibles
                and goodwill                     41,815                      10,454
                                                -------                     -------
                                                $60,406                     $25,896
                                                =======                     =======

               The adjustments for estimated pro forma depreciation and amortization of intangible assets and goodwill are based on their estimated fair values. Property, plant and equipment are being depreciated over estimated useful lives, primarily 5-7 years. Patient lists are being amortized over their estimated useful lives, not to exceed 5 years. Goodwill is being amortized over 15 years.

         (b) Reflects interest expense on acquisition debt using an imputed rate of 10% per annum.

5.       SUPPLEMENTAL PRO FORMA ADJUSTMENT

         A supplemental pro forma adjustment has been made to reflect the minimum guaranteed salary to be paid to the Seller, as a result of the employment agreement outlined in Note 1. Historically, no compensation was recognized for similar services provided by the Seller since the acquired entity was a proprietorship. The duties and responsibilities of the seller, as an employee, will not be diminished or cause other costs to be incurred relating to LTVLSC.